NARRAGANSETT INSURED TAX-FREE INCOME FUND
                         Supplement to the Prospectuses
                             Dated October 31, 2005


         The third paragraph under the heading "What should I know about Rhode Island taxes?" is replaced by the following:

         Taxation of the Fund. The Fund will be subject to the Rhode Island business corporation tax in an amount equal to the greater of $500 or $0.10 on each $100 of the gross income of the Fund (as that term is defined in the Rhode Island tax law) that is apportioned to Rhode Island.




                 The date of this supplement is December 7, 2005